UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 12, 2007


                           Medical Nutrition USA, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-18349                 11-3686984
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


             10 West Forest Avenue
             Englewood, New Jersey                             07631
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (201) 569-1188


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

Form 8-K, Current Report
Medical Nutrition USA, Inc.
Commission File No. 000-18349


Item 2.02. Results of Operations and Financial Condition.
           ---------------------------------------------

           On December 12, 2007, Medical Nutrition USA, Inc. held an investor conference call to discuss its earnings for the period ended October 31, 2007. A copy of the conference call script is attached hereto as Exhibit 99.1.


         This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

           (c)    Exhibits.

           Exhibit     Description
           -------     -----------
           99.1        Conference call script dated December 12, 2007.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2007               Medical Nutrition USA, Inc.

                                       By: /s/ Alan Levy
                                           -----------------------------------
                                           Name:  Alan Levy
                                           Title: Chief Financial Officer





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

                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------
99.1         Conference call script dated December 12, 2007.




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